FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 2, 2019, is entered into by and among STERLING CONSTRUCTION COMPANY, INC., a Delaware corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto and BMO HARRIS BANK N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined) as amended hereby.

A. WHEREAS, Borrower, the Guarantors, certain financial institutions parties thereto (the "Lenders") and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 2, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

B. WHEREAS, subject to the terms and conditions herein, the parties to the Credit Agreement have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:

(a) The definition of "Applicable Margin" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

""Applicable Margin" means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.12, rates per annum equal to (i) 3.50%, in the case of Base Rate Loans under the Revolving Credit and the Term Credit and Reimbursement Obligations, (ii) 4.50%, in the case of Eurodollar Loans under the Revolving Credit and the Term Credit and Letter of Credit Fees and (iii) 0.50%, in the case of Commitment Fee; provided that the Applicable Margin for Letter of Credit fees in respect of performance letters of credit shall be 67% of the applicable rates per annum set forth above."

(b) The definition of "ECF Percentage" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

""ECF Percentage" means, as of any date of determination, (a) if Borrower's Total Leverage Ratio is greater than or equal to 2.50 to 1.00, 75%, (b) if Borrower's Total Leverage Ratio is greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00, 50%, (c) if Borrower's Total Leverage Ratio is greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00, 25% and (d) if Borrower's Total Leverage Ratio is less than 1.50 to 1.00, 0%."

(c) Section 2.8(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(a) Scheduled Payments of Term Loans. Borrower shall make principal payments on the Term Loans in installments on the last day of each March, June, September, and December in each year,

commencing with the calendar quarter ending March 31, 2020, with the amount of each such principal installment to equal the amount set forth in Column B below shown opposite of the relevant due date as set forth in Column A below:

Column A	Column B
Payment Date	Scheduled Principal Payment on Term Loans
03/31/2020	$5,000,000
06/30/2020	$5,000,000
09/30/2020	$10,000,000
12/31/2020	$10,000,000
03/31/2021	$12,500,000
06/30/2021	$12,500,000
09/30/2021	$12,500,000
12/31/2021	$12,500,000
03/31/2022	$12,500,000
06/30/2022	$12,500,000
09/30/2022	$12,500,000
12/31/2022	$12,500,000
03/31/2023	$12,500,000
06/30/2023	$12,500,000
09/30/2023	$12,500,000
12/31/2023	$12,500,000
03/31/2024	$5,000,000
06/30/2024	$5,000,000
09/30/2024	$5,000,000

, it being agreed that a final payment comprised of all principal and interest then outstanding on the Term Loans shall be due and payable on the Term Loan Maturity Date. Each such principal payment shall be applied to the Lenders holding the Term Loans pro rata based upon their Term Loan Percentages."

(d) Section 2.9(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(c) Any amount of Revolving Loans and Swing Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. No amount of the Term Loans paid or prepaid may be reborrowed, and, in the case of any partial prepayment, such prepayment shall be applied to the remaining amortization payments, including the payment due on the Term Loan Maturity Date, on the relevant Term Loans on a ratable, weighted basis among all such remaining payments based on the principal amounts thereof."

2. Effectiveness. This Amendment shall become effective upon the receipt by the Administrative Agent from Borrower, each Guarantor and the Required Lenders either (i) an original counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or .pdf transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement (followed promptly by original counterparts to be delivered to the Administrative Agent).

3. Fees and Expenses. Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent, including but not limited to, reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment.

4. Representations. Borrower and each Guarantor hereby represents and warrants that: (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) no Default or Event of Default exists both before and after giving effect to this Amendment, (c) this Amendment and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower and Guarantors and are enforceable against Borrower and Guarantors in accordance with their terms, (d) all Liens created under the Loan Documents continue to be first priority (subject only to Permitted Encumbrances) perfected Liens, and (e) all representations and warranties of Borrower and Guarantors contained in the Credit Agreement, as amended hereby, and all other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date).

5. Ratification. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Credit Agreement and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or the L/C Issuer under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent, the Lenders or the L/C Issuer at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Borrower and the Guarantors acknowledge and expressly agree that the Administrative Agent, each Lender and the L/C Issuer reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Each of Borrower and the Guarantors hereby: (i) affirms that it is indebted to the Lenders under the terms and conditions of the Credit Agreement and the other Loan Documents, each of which constitutes the valid and binding obligation of Borrower and the Guarantors, enforceable in accordance with their respective terms, and that no offsets, expenses or counterclaims to its obligations thereunder exist; and (ii) affirmatively waives any right to challenge the liens and security interests granted in favor of the Administrative Agent under the Credit Agreement, the other Loan Documents or hereunder.

6. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of New York.

7. **WAIVER OF JURY TRIAL.** EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

8. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Each of the parties hereto agrees that a signature transmitted to the other parties hereto or their respective counsel by telecopier or other electronic transmission shall be as effective to bind the party whose signature was transmitted as a duly executed and delivered original.

(b) Severability of Provisions. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Amendment and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Amendment and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Amendment or the other Loan Documents invalid or unenforceable.

(c) Incorporation. This Amendment shall form a part of the Credit Agreement, and all references to the Credit Agreement shall mean that document as hereby modified. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Credit Agreement as of the date first written above.

BORROWER:

STERLING CONSTRUCTION COMPANY, INC.

By: ______________________
Name: Ronald A. Ballschmiede
Title: Chief Financial Officer

GUARANTORS:

TEALSTONE RESIDENTIAL CONCRETE, INC.

By: ______________________
Name: Ronald A. Ballschmiede
Title: Vice President – Finance

TEALSTONE COMMERCIAL, INC.

By: ______________________
Name: Ronald A. Ballschmiede
Title: Vice President – Finance

TEXAS STERLING CONSTRUCTION CO.

By: ______________________
Name: Ronald A. Ballschmiede
Title: Vice President – Finance

RALPH L. WADSWORTH CONSTRUCTION COMPANY, LLC

By: ______________________
Name: Ronald A. Ballschmiede
Title: Vice President – Finance

J. BANICKI CONSTRUCTION, INC.

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Chief Financial Officer, Treasurer and Assistant Secretary

TEXAS STERLING - BANICKI, JV LLC

By: ______________________________

Name: Richard E. Chandler, Jr.

Title: Secretary

ROAD AND HIGHWAY BUILDERS OF CALIFORNIA, INC.

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Senior Vice President and Chief Financial Officer

RALPH L. WADSWORTH CONSTRUCTION CO. LP

By: Ralph L. Wadsworth Construction Company, LLC, its general partner

By: Sterling Construction Company, Inc., its sole member

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Chief Financial Officer

PLATEAU EXCAVATION, INC.

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Executive Vice President and Chief Financial Officer

LK GREGORY CONSTRUCTION, INC.

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Executive Vice President and Chief Financial Officer

DEWITT EXCAVATION, LLC

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Executive Vice President and Chief Financial Officer

J. BANICKI CONSTRUCTION, INC.

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Chief Financial Officer, Treasurer and Assistant Secretary

TEXAS STERLING - BANICKI, JV LLC

By: ______________________________

Name: Richard E. Chandler, Jr.

Title: Secretary

ROAD AND HIGHWAY BUILDERS OF CALIFORNIA, INC.

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Senior Vice President and Chief Financial Officer

RALPH L. WADSWORTH CONSTRUCTION CO. LP

By: Ralph L. Wadsworth Construction Company, LLC, its general partner

By: Sterling Construction Company, Inc., its sole member

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Chief Financial Officer

PLATEAU EXCAVATION, INC.

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Executive Vice President and Chief Financial Officer

LK GREGORY CONSTRUCTION, INC.

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Executive Vice President and Chief Financial Officer

DEWITT EXCAVATION, LLC

By: ______________________________

Name: Ronald A. Ballschmiede

Title: Executive Vice President and Chief Financial Officer

BMO HARRIS BANK N.A., as Administrative Agent, L/C Issuer and a Lender

By: John Armstrong
Name: John Armstrong
Title: Managing Director

Bank of America, N.A., as a Lender

By: [signature]
Name: Jameson Burke
Title: Senior Vice President

KeyBank National Association, as a Lender

By: ______________________
Name: Suzannah Valdivia
Title: Senior Vice President